Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Independence Holdings Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, John Lawrence Furlong, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: November 22, 2021	By:	/s/ John Lawrence Furlong
John Lawrence Furlong
Chief Executive Officer
(Principal Executive Officer)